UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

HOMETOWN BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	333-158525	26-4549960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S. Jefferson Street Roanoke, Virginia		24011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 345-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2012, the board of directors (the “Board”) of HomeTown Bankshares Corporation (the “Company”) approved an amendment and restatement to the Bylaws of the Company (the “Bylaws”), which became effective on the date of the Board approval. The Bylaws were amended to, among other things:

•	require advance notice of shareholder proposals to transact business at shareholder meetings and set the terms with which such notices must comply;

•	permit the issuance and transfer of shares of the Company’s stock without physical certificates through book-entry positions;

•	clarify that in order to be included in the Company’s proxy materials, shareholders must comply with the terms of Rule 14a-8 under the Securities Exchange Act of 1934; and

•

eliminate the right of the Company’s shareholders to call special meetings of shareholders (prior this amendment and restatement, the Bylaws permitted the shareholders to call special meetings upon the request of at least 20% of the holders of the Company’s outstanding shares).

The description of the changes to the Bylaws contained herein is qualified in its entirety by reference to the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.2, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on May 15, 2012 (the “Annual Meeting”), the matters listed below were submitted to a vote of the shareholders. Set forth below are the final voting results on each such matter.

1.	Election of Directors. Three persons were nominated by the Board for election as Class II directors, serving until the 2015 annual meeting. Each nominee was elected and the final results of the votes cast for, votes withheld and broker non-votes were as follows:

		Votes	Broker
Name of Nominee	Votes For	Withheld	Non-Votes

Nancy Howell Agee	1,733,051	51,924	—
Daniel D. Hamrick	1,758,054	26,921	—
William R. Rakes	1,745,043	39,932	—

2.	To approve the following advisory (non-binding) proposal:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the rules and regulations of the SEC, including the compensation tables and narrative discussion is hereby APPROVED.”

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes

1,669,026	79,354	36,595	—

3.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2012.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes

1,772,258	4,565	8,152	—

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3.2	Bylaws of HomeTown Bankshares Corporation, as amended and restated May 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN BANKSHARES CORPORATION

Date: May 18, 2012	By:	/s/ Charles W. Maness, Jr.

Charles W. Maness, Jr.,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Bylaws of HomeTown Bankshares Corporation, as amended and restated May 15, 2012.